EXHIBIT 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

magicJack VocalTec Ltd. and Subsidiaries
Netanya, Israel

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-192431) of magicJack VocalTec Ltd. and Subsidiaries of our report dated May 31, 2016, relating to the consolidated financial statement of North American Telecommunications Corporation and subsidiary d/b/a Broadsmart for the year ended December 31, 2015 which appears in this Form 8-K/A.

/s/ BDO USA, LLP
Certified Public Accountants
West Palm Beach, Florida

May 31, 2016